UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 1, 2004

                        BRAINSTORM CELL THERAPEUTICS INC.

             (Exact name of registrant as specified in its charter)



         Washington                   333-61610                912061053
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

                             1350 Avenue of Americas
                               New York, NY 10019
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 212-557-9000

                           Golden Hand Resources Inc.
                    36 Derech Bait Lechem, Jerusalem, Israel, 77002 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 1, 2004, we retained Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, ("E&Y") as the Company's independent auditor and dismissed Manning Elliott. The decision to change auditors was considered and approved by our Board of Directors.

During the Company's two most recent fiscal years, the reports of Manning Elliott on the financial statements of the Company, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph that expressed that substantial doubt existed regarding the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and for the interim period ending November 1, 2004 there was no disagreement with Manning Elliott on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Manning Elliott's satisfaction, would have caused it to make a reference to the subject matter of the disagreements in connection with its report; nor has Manning Elliott ever presented a written report, or otherwise communicated in writing to the Company or its board of directors the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-B.

We have provided Manning Elliott with a copy of the foregoing disclosures, we have authorized Manning Elliott to respond fully to the inquiries of the our successor accountant E&Y and Manning Elliott has provided us with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulations S-B, that is attached hereto as Exhibit 16.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

16.01 Letter on Change in Certifying Accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2005

BRAINSTORM CELL THERAPEUTICS INC.

                                       /s/ Yaffa Beck
                                       -----------------------------------------
                                       Name: Yaffa Beck
                                       Title: President and CEO

                                  EXHIBIT INDEX

Exhibit Number           Description
--------------           -----------

16.01                    Letter re: Change in Certifying Accountants